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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Check the appropriate box:
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
ENCISION, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ENCISION INC.

4828 Sterling Drive
Boulder, CO 80301

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held July 24, 2002

To Our Shareholders:

        The Annual Meeting of Shareholders of Encision Inc., a Colorado corporation (the "Company"), will be held at 10:00 A.M. Mountain Daylight Time, on July 24, 2002, at the offices of Faegre & Benson LLP, 1900 Fifteenth Street, Boulder, Colorado, 80302, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement.

    1.
    To elect four (4) Directors;

    2.
    To approve the amendment of the Encision Inc. 1997 Stock Option Plan;

    3.
    To ratify the appointment of KPMG LLP as the Independent Public Accountants for the Company;

    4.
    To transact such other business as may properly come before the meeting, or any adjournment thereof.

        All shareholders are cordially invited to attend the meeting, although only shareholders of record at the close of business on June 10, 2002, will be entitled to notice of, and to vote at, the meeting or any and all adjournments thereof.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ James A. Bowman James A. Bowman President & Chief Executive Officer
June 21, 2002

PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOUR PROMPT RETURN OF THE PROXY WILL HELP TO ASSURE A QUORUM AT THE MEETING AND AVOID ADDITIONAL COMPANY EXPENSE FOR FURTHER SOLICITATION. YOUR PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

ENCISION INC.

4828 Sterling Drive
Boulder, CO 80301

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To Be Held July 24, 2002

SOLICITATION OF PROXIES

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Encision Inc., a Colorado corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held at 10:00 A.M. Mountain Daylight Time, on July 24, 2002, at the offices of Faegre and Benson LLP, 1900 Fifteenth Street, Boulder, Colorado, 80302 and at any and all adjournments of such meeting.

        If the enclosed Proxy Card is properly executed and returned in time to be voted at the meeting, the shares of Common Stock represented will be voted in accordance with the instructions contained therein. Executed proxies that contain no instructions will be voted for each of the nominees for director indicated herein. It is anticipated that this Proxy Statement and the accompanying Proxy Card and Proxy Notice will be mailed to the Company's shareholders on or about June 21, 2002.

        Shareholders who execute proxies for the Annual Meeting may revoke their proxies at any time prior to their exercise by delivering written notice of revocation to the Company, by delivering a duly executed Proxy Card bearing a later date, or by attending the meeting and voting in person.

        The costs of the meeting, including the costs of preparing and mailing the Proxy Statement, Proxy Notice and Proxy Card, will be borne by the Company. The Company may, in addition, use the services of its directors, officers and employees to solicit proxies, personally or by telephone, but at no additional salary or compensation. The Company will also request banks, brokers, and others who hold shares of Common Stock of the Company in nominee names to distribute annual reports and proxy soliciting materials to beneficial owners, and will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

OUTSTANDING CAPITAL STOCK

        The record date for shareholders entitled to vote at the Annual Meeting was June 10, 2002. At the close of business on that day, there were 5,422,532 shares of no par value Common Stock (the "Common Stock") of the Company outstanding and entitled to vote at the meeting.

QUORUM AND VOTING

        The presence in person or by proxy of the holders of a majority of the total issued and outstanding shares of Common Stock of the Company which are entitled to be voted at the Annual Meeting is necessary in order to constitute a quorum for the meeting. If a quorum is present, directors will be elected by a plurality of the votes present in person or by proxy. The aggregate number of votes cast by all shareholders present in person or by proxy will be used to determine whether a proposal will carry. Thus, in the case of the election of directors, an abstention from voting has no effect on the item on which the shareholder abstained from voting. In addition, broker "non-votes" will be counted for purposes of attaining a quorum.

ACTION TO BE TAKEN AT THE MEETING

        The accompanying proxy, unless the shareholder otherwise specifies in the proxy, will be voted (i) FOR the election of each of the four nominees named herein for the office of director, (ii) FOR approval of the amendment of the Encision Inc. 1997 Stock Option Plan (iii) FOR approval of the appointment of KPMG, LLP as the Company's independent public accountants and (iv) at the discretion of the proxy holders, on any other matter that may properly come before the meeting or any adjournment thereof.

        Where shareholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If any other matter of business is brought before the meeting, the proxy holders may vote the proxies at their discretion. The directors do not know of any such other matter of business.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth as of June 10, 2002, the number of shares of the Company's Common Stock owned by any person who is known by the Company to be the beneficial owner of more than 5% of the Company's voting securities, by all individual Directors, by all Named Executive Officers and by all Officers and Directors as a group:

Beneficial Owner(2)	Shares Beneficially Owned(1)	Percent of Class
Vern D. Kornelsen(3)	1,888,443	32.2%
James A. Bowman(4)	647,616	11.0%
David W. Newton(5)	313,174	5.3%
Roger C. Odell(6)	73,266	1.2%
All executive officers and directors as a group (7 Persons)(7)	3,022,800	51.6%
Other Shareholders holding 5% or more:
CMED Partners LLLP(8)	1,830,222	31.2%
Timothy J. Wynne	380,700	6.5%

(1)
Shares not outstanding but deemed beneficially owned by virtue of the individual's right to acquire them as of June 10, 2002, or within 60 days of such date, are treated as outstanding when determining the percent of the class owned by such individual and when determining the percent owned by the group. Unless otherwise indicated, each person named or included in the group has sole voting and investment power with respect to the shares of Common Stock set forth opposite the shareholder's name.

(2)
The address of each director and officer of the Company is 4828 Sterling Drive, Boulder, CO 80301.

(3)
Includes 58,221 shares owned directly and 1,830,222 shares owned by CMED Partners LLLP, of which Mr. Kornelsen is the General Partner.

(4)
Includes 336,616 shares issuable pursuant to currently exercisable options.

(5)
Includes 8,230 shares issuable pursuant to currently exercisable options.

(6)
Includes 2,200 shares issuable pursuant to currently exercisable options.

(7)
Includes 439,337 shares issuable pursuant to currently exercisable options.

(8)
The address of CMED Partners LLLP is 4605 Denice Drive, Englewood, CO 80111.

ELECTION OF DIRECTORS

(Proxy Item #1)

        The Company's Board of Directors has nominated the four persons listed below for election as directors for the ensuing year, each to hold office until the 2003 Annual Meeting of Shareholders and until their successors are duly elected and qualified, or until their death, resignation or removal. Each of the nominees is a member of the present Board of Directors. A shareholder using the enclosed proxy form can vote for all or any of the nominees of the Board of Directors or such shareholder may withhold his or her vote from all or any of such nominees. If the proxy card is properly executed but not marked, it will be voted for all of the nominees. Each of the nominees has agreed to serve as a director if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Company may recommend. There are no family relationships among these nominees.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE FOR THE BOARD OF DIRECTORS.

        The following table sets forth the directors of the Company, their ages as of March 31, 2002, all positions, offices held with the Company, and the period from which served:

Name	Age	Position
Vern D. Kornelsen(1,2)	69	Director
David W. Newton	55	Director Vice President, Technology
Roger C. Odell	51	Director Vice President, Business Development
James A. Bowman	45	Director President & CEO

(1)
Member of the Audit Committee

(2)
Member of the Compensation Committee

        All directors hold office until the next annual meeting of shareholders or until their successors have been duly elected and qualified. Executive officers of the Company are appointed by, and serve at the discretion of, the Board of Directors. The Board of Directors has an Audit Committee and a Compensation Committee. There is no family relationship between any director of the Company and any other director or officer of the Company.

        Vern D. Kornelsen, a co-founder of the Company, served on the Board of Directors of the Company and as the Chief Financial Officer from 1991 through February of 1997. He was re-elected to the Board in April 1998. Mr. Kornelsen is the General Partner of CMED Partners LLLP, a major shareholder of the Company. Mr. Kornelsen is a retired CPA, having practiced as a certified public accountant in the state of Colorado for many years. For the past 5 years, he has been active in managing 2 investment partnerships, of which he is the general partner, as well as serving as an officer and director of several private companies of which he is the controlling stockholder. Mr. Kornelsen holds a bachelor's degree in business from the University of Kansas.

        David W. Newton, a co-founder of the Company, has been Vice President and a Director of the Company since its inception in 1991. From 1989 until 1991, Mr. Newton was President of Newton Associates, Inc., a contract engineering firm. From 1985 to 1989, Mr. Newton was President of Tienet, Inc., a developer of integrated computer systems. Mr. Newton has an additional 14 years of experience as an electrical engineer designing electrosurgical generators and related accessories.

Mr. Newton holds nine patents in the field of medical electronic equipment and holds a bachelor's degree in electrical engineering from the University of Colorado.

        Roger C. Odell, a co-founder of the Company has been a Director of the Company since its inception. From 1976 until 1991, Mr. Odell was employed at Valleylab in a variety of increasingly responsible engineering capacities, primarily involving electrosurgical products. Mr. Odell holds an associate of applied science degree in electrical engineering from Alfred State University.

        James A. Bowman has been President & Chief Executive Officer of the Company since February 2000 and a Director since August 2000. Mr. Bowman has previously held various director and management positions within the medical & surgical device industry, including C. R. BARD, Ohmeda, Surgical Laser Technologies and Hamilton Company. Mr. Bowman also founded MedPlanet Inc. Mr. Bowman holds a Bachelor of Science degree in Biomedical Engineering from Marquette University.

        During the fiscal year ended March 31, 2002, there were eleven meetings of the Board of Directors. All directors nominated for re-election to the Board attended all of the meetings of the Board and committees of the Board on which they were members during fiscal year 2002. There was one meeting of the Audit Committee and one meeting of the Compensation Committee, both attended by all Directors who were members of the committees at the time of the meetings.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended March 31, 2002 and Forms 5 and amendments thereto furnished to the Company with respect to the fiscal year ended March 31, 2002, to the best of the Company's knowledge, the Company's directors, officers and holders of more than 10% of its Common Stock complied with all Section 16(a) filing requirements.

EXECUTIVE COMPENSATION

Summary Compensation

        The following table sets forth certain information regarding compensation earned or awarded the President and Chief Executive Officer of the Company (the "Named Executive Officer") during the Company's last three fiscal years ended March 31, 2000, 2001 and 2002. No executive officer of the Company received total salary and bonus compensation in excess of $100,000 for the fiscal year ended March 31, 2002.

Summary Compensation Table

		Annual Compensation			Long Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Securities Underlying Options/# of Shares
James A. Bowman, Director, President & CEO	2002 2001 2000	95,000 85,000 80,019	0 17,500 0	0 0 0	0 300,000 60,000

Compensation of Directors

        Outside Directors are reimbursed for their out-of-pocket expenses for attending Board meetings.

Stock Options

        On February 14, 1991, the Board of Directors and the shareholders of the Company adopted a stock option plan (the "1991 Plan") providing for grants of stock options, stock appreciation rights and/or supplemental bonuses to employees and directors of the Company who are also employees. The 1991 Plan permitted the granting of incentive stock options meeting the requirements of Section 422A of the Internal Revenue Code of 1986, as amended and also nonqualified stock options, which do not meet the requirements of Section 422A. As of March 31, 2002, options to purchase an aggregate of 275,762 shares of Common Stock (net of options canceled) had been granted pursuant to the 1991 Plan and 180,562 options had been exercised. The 1991 Plan expired on February 14, 2001 and no further stock options could be granted after that date.

        On August 15, 1997, the shareholders of the Company approved the adoption of the 1997 Stock Option Plan (the "1997 Plan") providing for grants of stock options and/or supplemental bonuses to employees and directors of the Company. The Plan permits the granting of incentive stock options meeting the requirements of Section 422A of the Internal Revenue Code of 1986, as amended, and also nonqualified stock options which do not meet the requirements of Section 422A. As approved by the shareholders, the Company has reserved 800,000 shares of its Common Stock for issuance upon exercise of options granted under the 1997 Plan. As of March 31, 2002, options to purchase an aggregate of 794,975 shares of Common Stock (net of options canceled) had been granted pursuant to the 1997 Plan and 31,025 options had been exercised.

        As of March 31, 2002, the market value of all shares of Common Stock subject to outstanding options was $4,080,963 (based upon the closing price as reported on the Nasdaq Over-The-Counter Bulletin Board on such date). The Compensation Committee of the Board of Directors administers the Stock Option Plan.

Options Granted

        The following table sets forth certain information regarding the number and value of exercisable and unexercisable options to purchase shares of Common Stock held as of the end of the Company's 2002 fiscal year by the Named Executive Officer:

AGGREGATED 2002
FISCAL YEAR END OPTION VALUES

			Number of Shares Underlying Unexercised Options at March 31, 2002 (#)
					Value of Unexercised in-the-Money Options at March 31, 2002 ($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
James A. Bowman	N/A	N/A	333,327	26,673	1,194,805	116,070

APPROVAL OF THE AMENDMENT OF THE 1997 STOCK OPTION PLAN

(Proxy Item # 2)

        On May 24, 2002, the Board of Directors amended, subject to shareholder approval, the Encision Inc. 1997 Stock Option Plan (the "Plan"). The number of common shares reserved for issuance under the Plan was increased 100,000 shares, to a total of 900,000 from 800,000 shares of

Common Stock subject to adjustment for dividend, stock split or other relevant changes in the Company's capitalization. The 1997 Plan, as proposed to be amended, is summarized below.

        The purpose of the Plan is to promote the interests of the Company and its shareholders by helping the Company to attract, retain and motivate key employees of the Company. The Board of Directors and shareholders of the Company adopted the Plan on August 15, 1997.

        The Board of Directors believes that the Plan has been of material benefit to the Company by assisting the Company in attracting, retaining and motivating key employees of proven ability. The Board of Directors also believes that the best interests of the Company and its shareholders require that the Company continue to be in a position to offer options to current and prospective key personnel of the Company.

        As of April 30, 2002, options to purchase an aggregate of 794,975 shares of Common Stock (net of options canceled) had been granted pursuant to the Plan and 39,025 options had been exercised. In addition to options outstanding under the 1997 Plan, there are 95,200 shares subject to outstanding options under the Encision 1991 Stock Option Plan (the "1991 Plan"). The Company no longer issues options pursuant to the 1991 Plan. As of April 30, 2002, the market value of all shares of Common Stock subject to outstanding options was $3,047,117 (based upon the closing price as quoted on the Over-The-Counter Bulletin Board on such date).

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE 1997 PLAN INCREASING THE NUMBER OF COMMON SHARES AVAILABLE FOR ISSUANCE THEREUNDER BY 100,000 SHARES.

        The amendment to the Plan will be approved if the number of votes cast favoring the action exceed the number of votes cast opposing the action. Unless otherwise specified, proxies solicited by the Board of Directors will be voted FOR the adoption of the amendment to increase the number of shares reserved by 100,000 shares available for issuance.

  Summary of the 1997 Plan

        Administration.    A committee of non-employee directors of the board is responsible for administering the Plan (the "Committee"). The Committee has full authority, subject to the terms of the Plan, to make all determinations under the Plan. A "non-employee director" is a person who satisfies the definition of "non-employee director" as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). The Company will indemnify each member of the Board of Directors for actions taken under the Plan.

        Incentive and Nonstatutory Stock Options.    The Committee may grant incentive stock options under the Plan and options which do not qualify as incentive stock options ("nonstatutory stock options").

        Eligibility.    Employees of the Company and its subsidiaries, including officers and directors who are employees of the Company or any subsidiary of the Company, will be eligible to receive incentive stock options and nonstatutory stock options under the Plan. As of April 30, 2002, the Company had 23 full-time employees. Members of the Company's Board of Directors who are not employees of the Company or any of its subsidiaries will be eligible to receive nonstatutory stock options under the Plan. There is currently one (1) non-employee director of the Company. The benefits or amounts that will be received by or allocated to persons eligible to receive options under the Plan are not determinable.

        Exercise Price.    The Plan provides that the exercise price under each incentive stock option or nonstatutory stock option shall be no less than 100% of the fair market value (110% of the fair market value for employees owning more than 10% of the Company's Common Stock) of the Common Stock on the day the option is granted. The exercise price of an option is to be paid in cash or in such other consideration as the Board deems acceptable, including the optionee's promissory note. The Board may also permit a participant to surrender previously owned shares to the Company, the fair market value of which would be applied to the option exercise price.

        Non-Transferability.    All options granted under the Plan may be exercised during the optionee's lifetime only by the optionee and are non-transferable except by will or the laws of descent and distribution. Notwithstanding the above, the Board may, at its discretion, permit the transfer of a nonstatutory option.

        Exercise.    The duration of each option will be as specified by the Board but will not exceed ten years from the date of grant (five years for incentive stock options granted to holders of more than 10% of the Company's Common Stock). The Board, at its discretion, may establish a vesting schedule for any option granted under the Plan.

        Effect of Termination of Services.    If an optionee's employment is terminated because of the optionee's death or for a reason other than disability or death, exercisable options held by the optionee may be exercised no later than three months following the optionee's termination. If the optionee is an employee of the Company or a subsidiary of the Company and the termination is due to the optionee's death or permanent and total disability, exercisable options held by the optionee may be exercised for a period of twelve months following the termination. In each case, the options may be exercised only to the extent exercisable on the date of termination of employment and in no event is an option exercisable after the termination date specified in the option grant.

        Stock Dividends and Stock Splits.    The number, kind and price of the shares subject to each outstanding option will be proportionately and appropriately adjusted in the event of any stock dividend, stock split, recapitalization, reclassification, or other similar change in the Company's outstanding securities. The number of the shares of Common Stock of the Company reserved for issuance pursuant to options granted under the Plan will be adjusted by the Committee for any such changes.

        Corporate Transactions.    If within the duration of the stock option there is a corporate merger, consolidation or acquisition, a share exchange in which 95% or more of the outstanding capital stock is exchanged for capital stock of another corporation or the sale, transfer or other disposition of all or substantially all of the Company's assets ("Transaction"), the vesting schedules of all options shall automatically be accelerated so that the options shall become exercisable as to those shares which could be purchased under those vesting schedules 12 months after the date of consummation of the Transaction. All options, to the extent not previously exercised, shall terminate upon the consummation of such Transaction and cease to be exercisable unless expressly assumed by the successor corporation or parent thereof.

        Term of Plan.    The Plan will terminate on August 15, 2007, ten years from the date the Plan was adopted by the Board of Directors, or, if earlier, upon the purchase of all Common Stock subject to the Plan pursuant to the exercise of options granted under the Plan. Any options outstanding after the termination of the Plan will remain in effect in accordance with their terms. The Board of Directors may terminate or amend the Plan, except that the Board may not, without shareholder approval, increase the number of shares of Common Stock as to which options may be granted, materially increase the benefits accruing to participants or materially modify the eligibility requirements.

  Federal Income Tax Consequences

        Incentive Stock Options.    An optionee will not realize taxable income upon the grant of an incentive stock option under the Plan. In addition, an optionee will not realize taxable income upon the exercise of an incentive stock option if the optionee holds the shares acquired until at least one year after exercise and, if later, until two years after the date of grant of option. The amount by which the fair market value of the shares exceeds the option price at the time of exercise generally is an item of tax preference for purposes of the alternative minimum tax. If an optionee acquires stock through the exercise of an incentive stock option under the Plan and subsequently sells the stock after holding the stock for the period described above, the gain which is the difference between the sale price of the stock and the option exercise price will be taxed as capital gain. The gain will not be treated as ordinary income except when the holding period requirements discussed above are not satisfied.

        An incentive stock option does not entitle the Company to an income tax deduction except to the extent that an optionee realizes ordinary income therefrom.

        Nonstatutory Options.    An optionee generally will not realize taxable income upon the grant of a nonstatutory stock option. When an optionee exercises a nonstatutory stock option, the optionee will realize taxable ordinary income at that time equal to the difference between the option price and the fair market value of the stock on the date of exercise. An optionee will generally have a basis in stock acquired through the exercise of a nonstatutory stock option under the Plan equal to the fair market value of the stock on the date of exercise. If the optionee subsequently sells the stock, the gain which is the difference between the sale price and the basis will be taxed as capital gain. Any ordinary income realized by an optionee upon exercise of a nonstatutory stock option will be allowable to the Company as a deduction at the time it is realized by the optionee.

        Participants in the Plan should consult their own tax advisors to determine the specific tax consequences of the Plan for them.

  Grants under the 1997 Stock Option Plan

        The following table sets forth information regarding the grants awarded under the 1997 Stock Option Plan as of the Record Date:

Name and Position	Number of Options
James A. Bowman, Director, President and CEO	360,000
David W. Newton, Director, Vice President, Technology	30,000
All current executive officers as a group (5 Persons)	510,000
All employees, including all executive officers, as a group	794,975

Market Value of Shares of Common Stock

        The closing price of the Company's Common Stock, as quoted on the Over-the-Counter Bulletin Board for April 30, 2002, was $3.58.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE 1997 PLAN INCREASING THE NUMBER OF COMMON SHARES AVAILABLE FOR ISSUANCE THEREUNDER BY 100,000 SHARES.

APPROVAL OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

(Proxy Item # 3)

        The Board of Directors and Audit Committee has selected KPMG LLP as the Company's independent accountant to audit the Company's financial statements for the fiscal year ending March 31, 2003. The Board of Directors and Audit Committee determined that the Company should continue to engage a nationally recognized accounting firm. The decision to engage new accountants was approved by the Board of Directors and Audit Committee of the Company and this appointment will be submitted to the Company's shareholders for ratification.

        Arthur Andersen LLP was engaged as the principal accountant to audit the Company's financial statements for the fiscal years ended March 31, 2001 and 2002. The reports of Arthur Andersen LLP on the financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

        During the Company's two most recent fiscal years and any subsequent interim period preceding June 20, 2002, there were no disagreements between the Company and Arthur Andersen LLP on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure.

        During the Company's two most recent fiscal years and the subsequent interim period, there were no "reportable events" as that term is used in Item 304(a)(1)(v) of Regulation S-K.

        During the Company's two most recent fiscal years and the subsequent interim period, the Company did not consult Arthur Andersen LLP regarding any of the types of matters listed in 304(a)(2) of Regulation S-K.

        A representative of KPMG LLP and Arthur Andersen LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement should he so desire and to respond to appropriate questions.

        In the event the shareholders do not ratify the appointment of KPMG LLP, the Board of Directors will consider the selection of other independent auditors.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

OTHER MATTERS

        Management of the Company knows of no other matters that may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed Proxy, or their substitutes, will vote such Proxy in accordance with their judgment on such matters.

        Shareholder proposals intended for presentation at the Company's 2003 Annual Meeting of Shareholders must be received by the Company at its offices in Boulder, Colorado, not later than March 31, 2003.

Audit Committee Report

        The Board of Directors maintains an Audit Committee comprised of the Company's only outside director. The Board of Directors and the Audit Committee believe that the Audit Committee's current member satisfies the National Association of Securities Dealers, Inc. ("NASD") requirement that audit committee members be "independent directors" as that term is defined by NASD Rule 4200(a)(14).

        The audit committee oversees the Company's financial process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures and the letter from the independent auditors required by the Independence Standards Board, Standard No. 1.

        The committee discussed with the Company's independent auditors the overall scope and plans for their audit. The committee meets with the independent auditors to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting. The committee met one time in the fiscal year ended March 31, 2002.

        In reliance on the reviews and discussions referred to above, the audit committee recommended to the board, and the board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended March 31, 2002, for filing with the Securities and Exchange Commission.

Audit Fees

        Fees and related expenses for the fiscal year 2002 audit by Arthur Andersen LLP and the review of Forms 10-QSB are approximately $45,000, of which $9,000, has been billed through March 31, 2002.

Financial Information Systems Design and Implementation

        Arthur Andersen LLP did not render any services related to financial information systems design and implementation for the fiscal year ended March 31, 2002.

All Other Fees

        There were no aggregate fees billed for all other services rendered by Arthur Andersen LLP for the fiscal year ended March 31, 2002.

        The audit committee has determined that the provision of services covered by the two preceding paragraphs is compatible with maintaining the principal accountant's independence for the Company.

  Submitted by the Audit Committee
  Vern D. Kornelsen, Audit Committee Member

ANNUAL REPORT TO SHAREHOLDERS

        The Annual Report of the Company for the fiscal year ended March 31, 2002, including audited Financial Statements for the year then ended, as filed with the Securities and Exchange Commission on Form 10-KSB is being mailed to Shareholders on or about June 21, 2002 with these proxy materials.

        IN ORDER THAT YOUR SHARES MAY BE REPRESENTED IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY. IN THE EVENT YOU ARE ABLE TO ATTEND, WE WILL, IF YOU REQUEST, CANCEL THE PROXY.

SIGNATURE

By Order of the Board of Directors
/s/ James A. Bowman President & Chief Executive Officer
Boulder, Colorado June 21, 2002

ENCISION INC.

SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL
MEETING OF SHAREHOLDERS TO BE HELD JULY 24, 2002

        The undersigned hereby constitutes, appoints and authorizes James A. Bowman and David W. Newton and each of them, the true and lawful attorneys and Proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and vote as designated below, all of the undersigned's shares of the no par value common stock of Encision Inc., a Colorado corporation, at the Annual Meeting of Shareholders to be held at 10:00 A.M. Mountain Daylight Time, on July 24, 2002, at the offices of Faegre & Benson LLP, 1900 Fifteenth Street, Boulder, Colorado, 80302 and at any and all adjournments thereof, for the following purposes:

  1.
  To elect four (4) Directors:

  /
  /    For all nominees listed below (except as marked to the contrary):

  /
  /    Withhold authority to vote for the nominees listed below:

      Vern D. Kornelsen
      David W. Newton
      Roger C. Odell
      James A. Bowman

        (INSTRUCTION: To withhold authority to vote for any individual nominee, draw a line through or otherwise strike out his name. If authority to vote for the election of any nominee is not withheld, the execution of this Proxy shall be deemed to grant such authority.)

  2.
  To approve an amendment to the Encision Inc. 1997 Stock Option Plan to increase the number of shares of the Company's Common Stock reserved for issuance thereunder by 100,000 shares.

/ /	FOR	/ /	AGAINST	/ /	ABSTAIN
  3.
  To ratify the appointment of KPMG LLP as the Independent Pubic Accountants for the Company.

/ /	FOR	/ /	AGAINST	/ /	ABSTAIN
  4.
  To transact such other business as may properly come before the meeting, or any adjournment thereof.

/ /	FOR	/ /	AGAINST	/ /	ABSTAIN

        The undersigned hereby revokes any Proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorneys and Proxies may lawfully do by virtue hereof.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

        The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement furnished herewith.

DATED:	, 2002.

Signature(s) of Shareholder(s)

Signature(s) of Shareholder(s)

        Signature(s) should agree with the name(s) shown hereon. Executors, administrators, trustees, guardians and attorneys should indicate their capacity when signing. Attorneys should submit powers of attorney.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ENCISION INC. PLEASE SIGN AND RETURN THIS PROXY TO COMPUTERSHARE INVESTOR SERVICES, 350 INDIANA STREET, SUITE 800, GOLDEN, CO 80401. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

QuickLinks

OUTSTANDING CAPITAL STOCK
QUORUM AND VOTING
ACTION TO BE TAKEN AT THE MEETING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF DIRECTORS (Proxy Item #1)
EXECUTIVE COMPENSATION
Summary Compensation Table
AGGREGATED 2002 FISCAL YEAR END OPTION VALUES
APPROVAL OF THE AMENDMENT OF THE 1997 STOCK OPTION PLAN (Proxy Item # 2)
APPROVAL OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS (Proxy Item # 3)
OTHER MATTERS
Audit Committee Report
ANNUAL REPORT TO SHAREHOLDERS
SIGNATURE